                              SCHEDULE 14A
                             (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934


Filed by the Registrant                      X
                                            ---
Filed by a Party other than the Registrant
                                            ---


CHECK THE APPROPRIATE BOX:

 X  Preliminary Proxy Statement                  Confidential, for
---                                         ---  Use of the Commission
                                                 Only (as permitted
                                                 by Rule 14a-6(e)(2))

    Definitive Proxy Statement
---
    Definitive Additional Materials
---
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
---

                     PHARMAKINETICS LABORATORIES, INC.
              (Name of Registrant as Specified in Its Charter)

PAYMENT OF FILING FEE (Check the appropriate box):

 X  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)
--- (2) or item 22(a)(2) of Schedule 14A.

    $500 per each party to the controversy pursuant to Exchange Act Rule --- 14a-6(i)(3).

    Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.
---

    Fee paid previously with preliminary materials.
---

    Check box if any part of the fee is offset as provided by Exchange
--- Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

                     PHARMAKINETICS LABORATORIES, INC.
                          302 WEST FAYETTE STREET
                         BALTIMORE, MARYLAND  21201

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD MONDAY, NOVEMBER 25, 1996, AT 10:00 A.M.
                                   AT
                     PHARMAKINETICS LABORATORIES, INC.
                         302 WEST FAYETTE STREET
                        BALTIMORE, MARYLAND  21201

     The Annual Meeting of Stockholders ("the Meeting") of PharmaKinetics Laboratories, Inc., a Maryland corporation, will be held on NOVEMBER 25, 1996, at 10:00 a.m., local prevailing time, at PharmaKinetics Laboratories, Inc., 302 West Fayette Street, Baltimore, Maryland 21201, to consider and vote upon:

1. The election of three directors to serve until the Annual Meeting of Stockholders to be held in 1997, and until their successors are duly elected and qualified.
2. A proposal to ratify the selection of Coopers & Lybrand L.L.P., as the Company's independent auditors for the fiscal year ending June 30, 1997.
3. A proposal to approve Articles of Amendment and Restatement, among other things, in order to impose certain limitations upon voting rights of holders of 10% or more of the Company's Common Stock.
4. A proposal to approve the PharmaKinetics Laboratories, Inc. 1996 Incentive Stock Option Plan.
5. Any other matters that may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 18, 1996, as the date for determining stockholders of record entitled to notice of and to vote at the Meeting.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. The affirmative vote of at least two-thirds of all the shares of Common Stock is required for the approval of Proposal Three. The affirmative vote of at least a majority of all the shares voting at the Meeting in person or by proxy is sufficient for the approval of Proposals One, Two and Four. You are cordially invited to attend the Meeting in person. If you attend the Meeting and wish to vote in person, your proxy can be revoked at any time before it is voted.

                                     By Order of the Board of Directors,


                                     Taryn L. Kunkel
                                     Secretary

October 28, 1996

                     PHARMAKINETICS LABORATORIES, INC.
                         302 West Fayette Street
                        Baltimore, Maryland  21201

                             PROXY STATEMENT

                Annual Meeting of Stockholders to be held on
                  Monday, November 25, 1996 at 10:00 A.M.

                  SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of PharmaKinetics Laboratories, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on November 25, 1996, and is revocable at any time prior to its exercise. In addition to solicitation by mail, proxies may be solicited by officers, directors, and regular employees of the Company personally or by telephone or telegraph. The cost of soliciting proxies will be borne by the Company and may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. This proxy material is being sent to stockholders on or about October 28, 1996.

                   OUTSTANDING SHARES AND VOTING RIGHTS

     Stockholders of record at the close of business on October 18, 1996, are entitled to notice of and to vote at the Meeting. As of the close of business on that date, there were outstanding and entitled to vote 12,195,891 shares of Common Stock, $.001 par value ("Common Stock"), each of which is entitled to one vote.

     The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting shall constitute a quorum. The affirmative vote of at least two-thirds of all the shares of Common Stock is required for the approval of Proposal Three described on the preceding page. The affirmative vote of at least a majority of all the shares voted at the meeting is sufficient for the approval of Proposals One, Two and Four described on the preceding page. An abstention or broker non-vote has the same effect as a vote against Proposal Three, and is not included in calculating votes cast for purposes of the other Proposals.
The Company designates an individual to serve as the Inspector of Elections for purposes of tallying shares voted. The Inspector of Elections will be present at the Meeting.

                                 ITEM ONE

                           ELECTION OF DIRECTORS

     The Company's By-Laws currently authorize a Board of seven directors. The Company is, however, proposing nominees for only three directors. The By-Laws of the Company permit the Board of Directors to appoint at a later time directors to fill the vacancies, for a term ending upon the election of his or her successor at the next Annual Meeting. The Company expects to fill two of the vacancies as soon as suitable candidates are identified and agree to serve. Two individuals did not stand for re-election to the Company's Board of Directors for fiscal 1997.

     Three directors will be elected at the Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

     The following table sets forth certain information concerning the nominees for election. All nominees are currently directors of the Company.

                         NOMINEES FOR ELECTION

Name, Age, and Year
in which first
Elected a Director      Business Experience
------------------      --------------------
James K. Leslie         President and Chief Executive Officer
51 (1995)               of PharmaKinetics Laboratories, Inc. since July
                        1995; Executive Vice President and Chief Operating
                        Officer of PharmaKinetics since June 1995;
                        President and Chief Executive Officer of BioFin,
                        Inc., a start up  biotechnology company from July
                        1993 to June 1995; President and Chief Executive
                        Officer of SICPA Industries of America from 1991 to 1992; and President and Chief Operating Officer of Ecogen, Inc. from 1988 to 1990.

Roger C. Thies          Director of Hyman, Phelps and McNamara, P.C.
52 (1991)               representing a broad range of clients on legal
                        issues concerning food, drug, medical devices, and cosmetic law and legislation since 1988; Vice
                        President and General Counsel of G.D. Searle managing all of the company's legal matters from 1986 to 1988.

Thomas F. Kearns, Jr.   Retired from Bear Stearns, Inc. in 1987; Director
59 (1995)               of Biomet, Inc., Fibrogen, Inc. and OnGard Systems,
                        Inc.; Trustee of the University of North Carolina
                        Foundation and Endowment Fund.


                INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee and a Compensation Committee, each consisting of all directors who are not employees of the

Company.  The Board of Directors does not have a Nominating Committee.

     The functions of the Audit Committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by, the independent auditors; and recommending selection of the independent auditors.

     The Compensation Committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation, and considers and recommends grants under the Company's stock option plans.

     During the fiscal year ended June 30, 1996, the Board of Directors met eight times, the Audit Committee met one time, and the Compensation Committee met three times. Each director attended all meetings of the Board of Directors and committees of the Board on which he served, except: one director who was absent from one regular meeting, and one Compensation Committee meeting.

     Each member of the Board of Directors who is not an employee of the Company, except one, received a monthly retainer of $1,366.67 through June 1996, and reimbursement of expenses for attendance at meetings. Beginning in August 1995, one director opted to forego his monthly retainer for personal reasons.


      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of August 30, 1996, regarding stock ownership of management and owners of 5% or more of the Company's Common Stock:

                                          Beneficial Ownership
                                 -------------------------------------
                                 Number of                Percent of
Name & Address                   Shares Owned             Shares Owned
--------------                   ------------             ------------
R.A. Mackie and Co., L.P.         1,115,821                   9.1%
18 North Astor Street
Irvington, NY  10533

Allen and Company                   843,155                   6.9%
711 Fifth Avenue
New York, NY  10022

V. Brewster Jones                   429,992 (1)(4)            3.5%

James K. Leslie                     165,000 (2)(4)            1.3%

Michael D. Dunn                     121,843 (3)               1.0%


                                    -4-


                                          Beneficial Ownership
                                 -------------------------------------
                                 Number of                Percent of
Name & Address                   Shares Owned             Shares Owned
--------------                   ------------             ------------
Richard P. Sullivan                  58,500 (4)                (5)

Christopher H. Hendy, Ph.D.          51,667 (4)                (5)

Thomas F. Kearns, Jr.                39,078                    (5)

Roger C. Thies                       14,600 (4)                (5)

All directors and officers
   as a group (9 persons)         1,045,680 (4)               8.2%

(1) Of the total shares, 30,000 shares are beneficially owned by Mr. Jones with his wife. Mr. Jones has options to purchase 260,000 shares in which he was vested at June 30, 1995. Upon Mr. Jones' resignation as President and Chief Executive Officer in July 1995, the Board of Directors approved an extension of Mr. Jones' period to exercise such options to July 25, 1998.
(2) Of the total shares, 10,000 shares are owned by Mr. Leslie's wife. Mr. Leslie disclaims beneficial ownership.
(3) Of the total shares, 108,343 shares are beneficially owned by Mr. Dunn with his wife.
(4) Includes shares of Common Stock which directors and officers have rights to acquire as of, or within 60 days of, June 30, 1996, through the exercise of options, in the amount of 10,000 shares for Mr. Sullivan; 14,600 shares for Mr. Thies; 55,000 shares for Mr. Leslie; 51,667 shares for Dr. Hendy; 260,000 shares for Mr. Jones; and 556,267 shares for all directors and officers as a group.
(5)  Less than 1%

                          EXECUTIVE OFFICERS

     Information concerning executive officers and other significant employees can be found in Part I of the Company's Annual Report on Form 10-K filed for the fiscal year ended June 30, 1996.


          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on the Company's review of copies of reporting forms received by it, the Company believes that during the fiscal year ended June 30, 1996, all applicable filing requirements were complied with, except that one report, a Form 4, was filed late by Mr. Jones.

                        EXECUTIVE COMPENSATION

     The following table sets forth, for the Company's last three fiscal years, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, to its Chief Executive Officer and other executive officers whose remuneration exceeded $100,000 for the fiscal year ended June 30, 1996.

                         SUMMARY COMPENSATION TABLE
                                                      Long-Term
                         Annual Compensation         Compensation   All Other
                   --------------------------------  ------------  ------------
Name and                                    Other     Securities     All Other
Principal          Fiscal  Salary    Bonus  Annual    Underlying   Compensation
Position            Year     ($)      ($)   Comp.($)   Options(#)      ($)
--------           ------ -------   ------- --------  -----------  ------------
                                               (1)
V. Brewster Jones   1996   16,700(2)      -    3,100            -             -
President, CEO,     1995  150,000         -    8,400            -             -
Director            1994  147,000         -    7,200            -             -
and Secretary

James K. Leslie     1996  124,000(2) 87,043    6,000      100,000             -
President, CEO,     1995    4,700         -      230      120,000             -
and Director        1994        -         -        -            -             -

Christopher H.      1996  102,000(3) 32,226    6,000            -             -
  Hendy, Ph.D.      1995  102,000         -    6,000       10,000             -
Vice President      1994   54,000         -    2,700       70,000             -
Clinical Evaluation
Services

Roger H.
  Meacham, Jr.,Ph.D.1996   47,800(4)      -   19,600             -       26,000
Vice President      1995        -         -        -             -            -
Analytical          1994        -         -        -             -            -
Laboratory Services

(1) Other Annual Compensation includes personal benefits provided by the Company.
(2) Mr. Jones resigned from the Company effective July 24, 1995. Mr. Leslie, who joined the Company in June 1995, was promoted to President and Chief Executive Officer upon Mr. Jones' resignation.
(3) Dr. Hendy, who joined the Company in December 1993, resigned from the Company effective September 27, 1996.
(4) Dr. Meacham joined the Company in July 1995. His employment with the Company ended in December 1995. Dr. Meacham's annual salary for fiscal 1996 was $110,000, plus other compensation of $5,000. In addition, Dr. Meacham received reimbursement for relocation and related expenses of approximately $17,300 and, upon his termination, a relocation settlement allowance of $26,000.

                                    -6-

EMPLOYMENT AGREEMENTS

     The Company had an employment agreement with Mr. Jones, which expired upon his resignation from the Company on July 24, 1995. As part of his resignation arrangement, Mr. Jones was granted an extension of time, through July 25, 1998, in which to exercise the 260,000 options in which he was vested at June 30, 1995.

STOCK OPTION GRANTS

     The following table sets forth information concerning the grant of stock options under the Company's Incentive Stock Option Plan during fiscal 1996 to the executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS
                                       % of Total
                                       Options
                                       Granted to     Exercise or
                       Options         Employees in   Base Price     Expiration
Name                   Granted(#)(1)   Fiscal Year    ($/share)      Date
----                   ----------      ------------   ------------   -----------
James K. Leslie           100,000             35.5%          $0.50       7/24/05

(1) All options were granted under the Incentive Stock Option Plan. All options vest over a four year period from the date of grant and all options expire ten years from the date of grant, if not exercised earlier. Material terms of the options are set forth under the caption "Incentive Stock Option Plan."

STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth information related to the number and value of options held by three of the Company's executive officers. No options were exercised during the fiscal year ended June 30, 1996.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
            Shares                                     Value of Unexercised
           Acquired   ($)     Number of Unexercised         In-the-Money
              in     Value     Options at FY-End(#)      Options at FY-End ($)
Name       Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
----       -------- -------- ----------- ------------- ----------- -------------
James K. Leslie   -        -      30,000       190,000        $863        $2,587
Christopher H.
  Hendy, Ph.D.(1) -        -      49,167        30,833           -             -
V. Brewster Jones -        -     260,000             -     $30,750             -

                                    -7-

(1)  The exercise price of all options exceeded market value at June 30, 1996.

INCENTIVE STOCK OPTION PLAN

     The Company's Incentive Stock Option Plan (the "ISO Plan") was adopted by the Board of Directors on September 9, 1985, and approved by stockholders on November 14, 1985. The ISO Plan permits the Company to grant options to purchase up to an aggregate of 1,700,000 shares of its Common Stock to key employees of the Company. As of June 30, 1996, an aggregate of 582,100 shares of Common Stock were subject to options granted under the ISO Plan. By its terms, the ISO Plan expired in September 1995.

     The ISO Plan had a ten-year term, subject to earlier termination by the Board of Directors, and was administered by the Compensation Committee of the Board of Directors. Under the ISO Plan, options were granted to selected key employees of the Company. Approximately 100 employees were eligible for option grants. Subject to the terms and conditions of the ISO Plan, the Committee selected optionees and determined the number of shares to be granted, the option prices, the term of each option, and the terms and conditions of stock option agreements. Payment of the option price is made, as specified in the option agreement, either in cash at the time of exercise or, at the discretion of the Board of Directors or Committee, (i) by delivery of shares of the Company's Common Stock, valued as of the option exercise date, (ii) according to a deferred payment or other arrangement or (iii) in any other form of payment acceptable to the Board of Directors or Committee in its discretion, either at the time of grant or exercise of the option.

     Options granted under the ISO Plan are intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. The exercise price of options granted under the ISO Plan may not be less than 100% of the fair market value of the Common Stock at the time of the grant, or 110% of the fair market value of the Common Stock at the time of the grant in the case of a key employee who holds more than 10% of the combined voting power of the Common Stock as of the date of the grant. The term of any option granted under the ISO Plan may not exceed ten years, or five years in the case of a key employee who holds more than 10% of the combined voting power of the Common Stock as of the date of grant.

     Options granted under the ISO Plan are non-assignable and may be exercised, except in the case of death, only by the option holder. Options terminate ninety days after termination of employment, except by reason of death or total and permanent disability.

     The Board of Directors may alter, suspend or amend the ISO Plan at any time. However, no such action by the Board of Directors shall affect any option theretofore granted under the ISO Plan without the consent of the option holder so affected. In addition, no such action by the Board of Directors may, without stockholder approval (except pursuant to the anti-dilution provisions of the ISO
Plan), increase the number of shares reserved for options under the ISO Plan, materially modify the requirements as to eligibility for participation in the ISO Plan, or materially increase the benefits accruing to participants under the ISO Plan.

     An optionee recognizes no taxable income at the time a stock option is granted or exercised under the ISO Plan. However, the excess of the fair market value of the shares received on the date of exercise (or six months after the date of exercise, in the case of an optionee subject to Section 16(b) of the Securities Exchange Act of 1934) over the exercise price is taken into account in determining whether he is subject to the alternative minimum tax. Assuming compliance with applicable holding period requirements, an optionee realizes long-term capital gain or loss when he disposes of his shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the optionee disposes of shares acquired by the exercise of the option before the expiration of at least one year from the date of exercise and two years from the date of grant of the option, any amount realized from such disqualifying disposition is generally taxable as ordinary income in the year of disposition to the extent that the lesser of (i) fair market value on the date the option was exercised or (ii) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of fair market value on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss is treated as long or short-term capital loss, depending upon the holding period of the shares.

     No deduction is allowed to the Company for federal income tax purposes at the time of grant or exercise of an option under the ISO Plan. In the event of a disqualifying disposition by an optionee, the Company is entitled to a deduction for the amount taxable to the optionee as ordinary income.


                                 ITEM TWO

                         RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT AUDITORS

     The Board of Directors desires to obtain from the stockholders their approval of the Board of Directors' actions in appointing Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors of the Company for the fiscal year ending June 30, 1997.

     Coopers & Lybrand has served the Company in such capacity since January 1992. The Company has been informed that neither Coopers & Lybrand nor any of its partners has any direct financial interest or any material indirect financial interest in the Company and during the past three years has had no connection therewith in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     A representative of Coopers & Lybrand is expected to be present at the Meeting with the opportunity to make a statement, if such representative so desires, and to be available to respond to appropriate questions.

                                   ITEM THREE

                                   APPROVAL OF
              AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

GENERAL

     By resolution adopted October 10, 1996, the Board of Directors proposed the adoption of certain amendments to the Company's Articles of Incorporation pursuant to which:

     1. Article SIXTH would be amended to provide that the voting rights of holders of more than 10% of the outstanding Common Stock of the Company would be limited so that shares in excess of 10% would have no voting rights unless such percentage ownership was achieved as a result of an offer for all outstanding shares of the Company's Common Stock determined by the Board of Directors to be in the best interest of the Company and its stockholders;

     2. Former Article EIGHTH, relating to perpetual existence of the Company, would be removed;

     3. Former Article TENTH, now Article NINTH, would incorporate and modify indemnification provisions relating to directors and officers, which provisions formerly appeared in the Company's By-Laws; and

     4. Former Article TWELFTH, which was added to the Company's Articles of Incorporation during the period in which the Company reorganized pursuant to Chapter 11, Title 11 of the United States Code (the "Bankruptcy Code"), would be removed.

     If the stockholders approve the amendments, the Articles of Incorporation will be amended and restated as proposed by the Board, and the provisions described above will take effect upon acceptance of the Articles of Amendment and Restatement by the Maryland State Department of Assessments and Taxation.

PURPOSES FOR PROPOSED AMENDMENTS

     1. LIMITATION OF VOTING RIGHTS. The Board of Directors believes that it is in the best interest of the Company and its shareholders to preserve the long-term value of the Company. The Board of Directors further deems it to be in the best interest of the Company and its stockholders for the Board of Directors to have the ability to objectively review and evaluate, on behalf of the Company, proposed transactions involving the Company, and to deter a holder or holders of a substantial portion of voting power of the Company's Common Stock from influencing a proposed transaction which may result in the Company's stockholders receiving less than fair value for their shares in any such proposed transaction.

     The Board of Directors is not aware of any specific effort to acquire the Company's Common Stock or to obtain control of the Company by any means. However, the Company's directors believe that the possibility of an acquisition occurring in which stockholders receive less than fair value for their shares is heightened when a corporation's stock has a low market price and the corporation operates in an industry that is experiencing consolidation, and the directors believe that the Company fits this profile. Therefore, the Board of Directors believes it is desirable to limit the voting rights of holders of 10% or more of the Company's shares to deter takeover attempts that may result in the Company's stockholders receiving less than fair value for their shares. The limitation of voting rights will not apply if a person becomes the beneficial owner of 10% or more of the outstanding Common Stock of the Company as a result of an offer by such person for all shares of outstanding Common Stock, which has been determined by the Board of Directors to be in the best interest of the Company and its stockholders.

     The Company's Articles of Incorporation and by-laws do not presently contain cumulative voting rights provisions or other provisions specifically intended to have an anti-takeover effect, although the Company's Articles of Incorporation authorize the issuance of preferred stock upon such terms as the Board of Directors may determine. Such shares could be issued with provisions that could have the effect of preventing a change of control of the Company.
The proposed limitation of voting rights is not part of a plan by management to adopt a series of anti-takeover measures, and management has no plans to propose additional such measures in the foreseeable future.

     2. REMOVAL OF FORMER ARTICLES EIGHTH AND TWELFTH. Former Article EIGHTH of the Company's Articles of Incorporation provided that the Company shall have a perpetual existence. Section 2-103(1) of the Maryland General Corporation Law provides that a corporation has perpetual existence unless otherwise provided by law or its charter. It is not necessary that the Articles of Incorporation contain a provision relating to perpetual existence.

     Former Article TWELFTH of the Company's Articles of Incorporation prohibited the Company from issuing any non-voting stock prior to the time that the Company consummated its plan of reorganization in connection with proceedings under Chapter 11 of the Bankruptcy Code that commenced in 1990. On May 23, 1996, the United States Bankruptcy Court for the District of Maryland approved the Company's Application for Final Decree, thus closing the bankruptcy case. Therefore, former Article TWELFTH is no longer required to be included in the Company's Articles of Incorporation.

     The Board of Directors of the Company has deemed it to be in the best interest of the Company to restate the Articles of Incorporation, in conjunction with the amendment of the Articles of Incorporation and, as part of such restatement, the Board of Directors recommends the approval of the removal of these unnecessary Articles.

     3. INDEMNIFICATION PROVISIONS. Currently, the Company's by-laws and Articles of Incorporation include provisions that limit the personal liability of officers and directors of the Company, and provide for indemnification of currently acting officers and directors to the maximum extent permitted by Maryland law. Former Article TENTH of the Company's Articles of Incorporation provides that a director or officer of the Company will not be liable to the Company or its stockholders for money damages except under circumstances in which such limitation of liability is prohibited by Maryland law. Maryland law does not permit personal liability to be limited when a director or officer received an improper benefit or profit or when a judgement or other final adjudication is entered against a director or officer based on a finding that his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action.

     Article VII of the Company's by-laws contains indemnification provisions, providing for indemnification of the Company's officers and directors to the maximum extent permitted by Maryland law. Indemnification is not permitted under Maryland law in cases where the director's or officer's act or omission was material to the cause of action, and was committed in bad faith or was the result of active and deliberate dishonesty, or where the individual received an improper benefit (or in a criminal case, had reasonable cause to believe that his act or omission was unlawful).

     In connection with the amendment and restatement of the Articles of Incorporation, the Board of Directors deems it to be desirable to incorporate all provisions relating to the limitation of liability and indemnification of directors and officers in one Article in the Company's Articles of Incorporation, and to extend the coverage of the indemnification provisions to former officers and directors and persons who serve at the Company's request as directors, partners, employees or agents of other entities. In addition, the proposed amendment would require the Company to advance expenses to indemnified persons to the extent permitted by Maryland law, and would provide that the limitation of liability and indemnification provisions could not be eliminated or reduced by repeal or amendment of the Company's Articles of Incorporation, with respect to acts or omissions that occurred prior to such repeal or amendment. The Board believes that indemnification provisions such as the proposed amendments are widely in force in Maryland corporations' charters, and are necessary to enhance the Company's ability to attract and retain highly qualified officers and directors.

POTENTIAL IMPACT OF PROPOSED AMENDMENTS

     If the proposed limitation of voting rights is approved, the overall effect would be to render more difficult the accomplishment of mergers or the assumption of control by a stockholder, and to render more difficult the removal of management. The Company's directors believe that such a provision will deter possible acquirers from attempting to influence a transaction that would result in stockholders receiving less than fair value for their shares. However, such limitation could make the accomplishment of a specific transaction more difficult even if a proposed transaction is favorable to shareholders.

     A person or a group of persons who own more than 10% of the shares of the Company's Common Stock would have limited voting rights, in that such persons would be entitled to one vote per share only with respect to shares of Common Stock not in excess of 10% of outstanding shares. Shares in excess of 10% of outstanding shares would not be entitled to voting rights and would be deducted from the total number of shares outstanding for purposes of determining the proportion of Common Stock required to approve a matter submitted for stockholder approval or to constitute a quorum. The limitation of voting rights will not apply if a person becomes the beneficial owner of 10% or more of the outstanding Common Stock of the Company as a result of an offer by such person for all shares of outstanding Common Stock, which has been determined by the Board of Directors to be in the best interest of the Company and its stockholders. Currently, no person or group owns more than 10% of the outstanding Common Stock of the Company.

     The proposed limitation of voting rights is somewhat more stringent than the limitations on voting rights by the Maryland control share acquisition statute. That statute limits voting rights of shares acquired in a "control share acquisition." The statute provides that a "control share acquisition" is deemed to occur upon the acquisition of shares that results in the acquirer having the ability to exercise 20%, 33-1/3%, or 50% of the voting power of a corporation's stock. The approval of two-thirds of the voting stock (excluding shares owned by the acquiring person and certain members of management) is required to restore voting rights to the stock acquired in a control share acquisition. The statute also provides, among other things, that a corporation must hold a special meeting at the request of an actual or proposed control share acquirer if certain conditions are met. The statute further provides that if voting rights are approved for an acquiring person and such person has the power to vote at least a majority of the shares, then minority stockholders will have the right to receive "fair value" of their shares after an appraisal made as required by Maryland law. A corporation is permitted to adopt a charter or by-law provision that exempts an acquisition of shares from the control share acquisition statute if such provision is adopted prior to the control share acquisition. There are no such provisions in the charter or by-laws of the Company.

     The proposal to remove former Article EIGHTH will have no substantive impact, because the Company will have perpetual existence under Maryland General Corporation Law even without the express provision for perpetual existence included in former Article EIGHTH.

     The proposal to remove former Article TWELFTH will have no impact other than to permit the Company to issue non-voting stock in the future if the Board of Directors of the Company deems such issuance to be in the best interest of the Company. Currently, there is no plan to issue non-voting stock.

     The proposal to amend former Article TENTH, now Article NINTH, will permit indemnification of former officers and directors, and will permit indemnification of persons who serve, at the Company's request, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise. Currently, indemnification is provided only to currently acting directors and officers. The provision also would require the Company to advance expenses to indemnified persons to the extent permitted by Maryland law. In addition, the limitation on liability and the indemnification provisions could not be eliminated or reduced by amendment or repeal of the Articles of Incorporation. The Board of Directors believes that providing indemnification to former directors and officers and to persons who serve another entity at the request of the Company will have a positive impact by enhancing the Company's ability to attract and retain qualified persons. In addition, the Board of Directors believes that the Company and its stockholders will be best served when the Company's officers and directors have the opportunity to make business decisions without threat of personal liability. The proposed amendment could, however, have a negative impact in the event of legal proceedings that require the Company to indemnify former directors and officers or persons serving other entities at the Company's request. If the Company would be required to indemnify a larger number of individuals, the financial impact upon the Company could be more substantial than the impact resulting from the Company's indemnification obligations as they currently exist. Currently, there is no litigation pending or, to the Company's knowledge, threatened which could trigger the indemnification provisions as they are proposed to be amended.

     The complete text of the Articles of Amendment and Restatement are attached to this Proxy Statement as Exhibit A.

     The Board of Directors recommends a vote "FOR" the approval of the Articles of Amendment and Restatement. Incumbent directors and officers have a direct interest in the approval of the proposed amendments because the proposed limitation on voting rights would have the effect of making more difficult the removal of management, and the proposed modifications to indemnification provisions benefit an officer or director even after he or she ceases to serve in such capacity, or if he or she serves at the Company's request as a director, officer, employee or agent of another entity.


                                 ITEM FOUR

                 APPROVAL OF 1996 INCENTIVE STOCK OPTION PLAN

GENERAL

     By resolution adopted October 10, 1996, the Board of Directors ratified, confirmed and approved the adoption, effective as of January 31, 1996, of the PharmaKinetics Laboratories, Inc. 1996 Incentive Stock Option Plan (the "1996 Plan"). Options to purchase an aggregate of 299,700 shares of the Company's Common Stock have been granted under the 1996 Plan. Although the 1996 Plan, by its terms, became effective as of January 31, 1996, no options granted under the 1996 Plan may be exercised unless and until the 1996 Plan has been approved by the vote of the holders of a majority of shares of Common Stock of the Company represented in person or by proxy at this meeting. The terms of the 1996 Plan are substantially the same as the terms of the Company's incentive stock plan which expired in September 1995.


                        SUMMARY OF THE 1996 PLAN

PURPOSE OF THE 1996 PLAN

     The purpose of the 1996 Plan is to provide a means by which selected key employees of the Company may acquire equity interests or increase their equity interests in the Company, thereby encouraging such employees to remain in the employ of the Company and to work for the growth and success of the Company.

ELIGIBLE EMPLOYEES

     Officers and other key employees of the Company or its parent or subsidiaries, if any (collectively, "Affiliates"), are eligible to receive options under the 1996 Plan to purchase shares of the Company's Common Stock, $.001 par value. No member of the Board who is not an employee of the Company or Affiliate is eligible to receive a grant under the 1996 Plan. At January 31, 1996 approximately 100 employees were eligible to participate in the 1996 Plan. Employees are selected to participate in the Plan based on their ability to impact future performance of the Company.

ADMINISTRATION OF THE 1996 PLAN

     Within the limitations described in the 1996 Plan, the 1996 Plan is administered by the Board of Directors of the Company (the "Board") and/or a committee of the Board as designated from time to time. Pursuant to its power of delegation under the 1996 Plan, the Board has delegated administration of the 1996 Plan to the Compensation Committee (the "Committee") of the Board. No member of the Committee, at the time he exercises any discretion in administering the 1996 Plan or within one year prior to such time, may be eligible for selection as a participant in the 1996 Plan or any other plan of the Company or any of its Affiliates entitling participants to acquire equity securities of the Company or any of its Affiliates, except as permitted under the 1996 Plan or under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or its successors ("Rule 16b-3"). The Committee has the full administrative power which otherwise would be exercised by the Board, subject, however, to such resolutions, not inconsistent with the 1996 Plan, as may be adopted from time to time by the Board, and subject further to the right of the Board to revest administration of the 1996 Plan in the Board at any time. In accordance with its delegated authority, the Committee has the power to determine from time to time which eligible employees will be granted options, when and how the options will be granted, the provisions of each option (which need not be identical), and the number of shares covered by each option. The Committee is also authorized to construe and interpret the 1996 Plan and options granted under it, and to establish, amend and revoke rules and regulations for administration of the 1996 Plan.

     The present members of the Committee are Michael D. Dunn, Thomas F. Kearns, Jr., Richard P. Sullivan and Roger C. Thies all of whom are non-employee directors of the Company. Members of the Committee act without additional compensation for serving on the Committee, and serve at the pleasure of the Board of Directors.

TERMS AND CONDITIONS OF THE 1996 PLAN

     Certain features of the 1996 Plan are summarized below. Reference is hereby made to the full text of the 1996 Plan (a copy of which is attached to this Proxy Statement as Exhibit B) for complete information concerning the 1996 Plan, and all summary information is qualified in its entirety by this reference.

     (a) Grant of Options. Options granted under the 1996 Plan are intended to be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options under the 1996 Plan are evidenced by written option agreements in a form approved by the Board or Committee and containing such terms and conditions, not inconsistent with the 1996 Plan, as the Board or Committee may determine.

     (b) Number of Shares and Option Price. The 1996 Plan permits the grant of options for the purchase of up to an aggregate of 1,500,000 shares of the Company's Common Stock. Each option agreement specifies the total number of shares to which it pertains. The 1996 Plan does not establish any maximum number of options which may be granted to any participant, except that the aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which options are exercisable for the first time by any participant during any calendar year shall not exceed $100,000.

     The purchase price per share shall be determined by the Board or Committee, but may not be less than 100% of fair market value at the date of grant. The purchase price of shares subject to an option granted to any person who, at the date the option is granted, owns (within the meaning of Section 424(d) of the Code) stock representing more than 10% of the combined voting power of all classes of stock of the Company may not be less than 110% of the fair market value of the stock on the date of grant. Fair market value shall be determined by the Board or Committee which may use any reasonable method of valuation. At October 4, 1996, the market value of the Common Stock underlying the options was $0.641 per share, as determined by the average of the bid and asked prices on that date.

     (c) Option Period. Options may be granted for terms up to ten years. However, in the case of an option granted to a person who, at the date the option is granted, owns (within the meaning or Section 424(d) of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company, such option shall not be exercisable later than five years from the date of grant. Subject to the foregoing limitations, each option shall be exercisable at such time or times, including periodic installments, as shall be determined by the Board or Committee and set forth in the option agreement. In the case of any option previously granted under the 1996 Plan which is not immediately exercisable in full, the Board or Committee may accelerate the time or times at which such option may be exercised to any earlier time or times.

     (d) Rights as a Stockholder. An option holder has no voting, dividend or other rights as a stockholder with respect to any shares covered by an option until such time as such shares have been issued to him upon exercise of an option.

     (e) Nonassignability. Options may not be transferred other than by will or by the laws of descent and distribution, and during the option holder's lifetime may be exercised only by the option holder, unless such restriction on transferability is no longer required by Rule 16b-3.

     (f) Exercise and Payment. In order to exercise an option under the 1996 Plan, the option holder shall deliver to the Company written notice of the number of full shares with respect to which the option is to be exercised.

Payment shall be made, as specified in the option agreement; either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or Committee, (A) by delivery of shares of the Company's Common Stock, (B) according to a deferred payment or other arrangement or (C) in any other form of payment acceptable to the Board or Committee in its discretion, either at the time of grant or exercise of the option. The value of securities delivered in full or partial payment of the option price shall be based on the fair market value of the shares at the time the option is exercised.

     (g) Termination of Employment, Disability and Death. An option shall terminate three months after termination of the optionee's employment with the Company or an affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability or such person's death, in which case, if so provided in the option agreement, the option may be exercised at any time within one year following such termination of employment by such optionee, or if termination is due to death, by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution, or (ii) the option by its terms specified either (A) that it shall terminate sooner than three months after termination of the optionee's employment, or (B) that, in the event of death or disability, it may be exercised more than three months after termination of the optionee's employment with the Company or an affiliate. In no event may an option be exercised after the expiration date of the option set forth in the option agreement.

     (h) Exercise Prior to Stated Vesting Date. The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his employment with the Company or an Affiliate to exercise the option as to all or any part of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase in favor of the Company or to any other restriction the Board or Committee determines to be appropriate.

     (i) Termination of Options under Dissolution, Merger or Certain Reorganizations. In the event of (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then any outstanding options under the 1996 Plan shall terminate, unless another corporation assumes such options or substitutes similar options or the Board determines in its sole discretion that such options shall continue in full force and effect.

     (j) Adjustment for Certain Events. In the event of a merger, consolidation, reorganization, recapitalization, stock dividend (or dividend in property other than cash), stock split, liquidating dividend, combination of shares, exchange of shares, or any other change in the corporate structure or shares of the Company's Common Stock, the Board may make adjustments, if any, as it may deem appropriate in the maximum number of shares subject to the 1996 Plan and the number and option price of shares covered by the options granted.

     (k) Amendments and Termination. The Board may alter, amend, suspend or terminate the 1996 Plan at any time. However, no amendment by the Board shall affect any option theretofore granted under the 1996 Plan without the consent of the option holder so affected. In addition, no amendment by the Board may, without stockholder approval (except pursuant to the anti-dilution provisions described under "Adjustment for Certain Events" above), increase the number of shares reserved for options under the 1996 Plan, materially modify the requirements as to eligibility for participation in the 1996 Plan, or materially increase the benefits accruing to participants under the 1996 Plan. Unless sooner terminated, the 1996 Plan shall terminate on January 30, 2006.


FEDERAL  INCOME TAX CONSEQUENCES

     Under current federal income tax law, the income taxation of incentive stock options is determined pursuant to Sections 421 and 422 and related provisions of the Code. The following are certain of the federal income tax consequences with respect to the 1996 Plan under existing provisions of the
Code:

     1)  Grant of Options

     An employee will not recognize income and the Company will not receive a deduction at the time of grant of an option.

     2)  Exercise of Options

     An employee will not recognize income and the Company will not receive a deduction at the time of exercise of an option. The excess of the fair market value of stock received upon exercise of an option over the exercise price is taken into account in determining whether one is subject to the alternative minimum tax.

     3)  Sale or Exchange

         (a) If an employee sells or otherwise disposes of the shares issued upon exercise of an option within two years after the date of grant or within one year after exercise, the disposition is considered to be a "disqualifying disposition." The employee generally will recognize ordinary income in the year in which the disposition occurs in an amount equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise. However, if the amount realized on the disposition is less than the fair market value of the stock on the date of exercise and the disposition is by sale or exchange with respect to which a loss, if sustained, would be recognized for federal income tax purposes, the amount of income recognized by the employee will be limited to the excess of the amount realized on disposition of the stock over the amount paid for the stock upon exercise. The excess of the amount realized upon disposition of the shares over the fair market value of the shares on the date of exercise will be taxable to the employee as capital gain, assuming such shares were held as a capital asset. The capital gain will be long-term if such shares were held more than one year from the date of exercise, and will be short-term if such shares were held one year or less from the date of exercise. The Company generally will be entitled to a federal income tax deduction at the time of the disqualifying disposition in an amount equal to the ordinary income required to be recognized by the employee.

          If an option is exercised by the estate of an employee, there is no required holding period. When the estate disposes of the shares acquired by exercise of the incentive stock option, it will not recognize any ordinary income, but it may recognize long-term or short-term capital gain. The Company will not be entitled to any deduction for federal income tax purposes.

         (b) If an employee sells or otherwise disposes of the shares issued upon the exercise of an option more than two years after the date of grant and more than one year after the date of exercise, the entire gain or loss realized upon disposition of the shares generally will be taxable as long-term capital gain or loss, assuming such shares were held as a capital asset. The excess of the amount realized upon disposition of the shares over the fair market value of the shares on the date of exercise is taken into account in determining whether one is subject to alternative minimum tax. The Company will not be entitled to any federal income tax deduction with respect to shares not disposed of in a qualifying disposition.

         (c) If an employee uses previously acquired shares of stock to exercise an incentive stock option, the employee will not recognize gain or loss on the exchange of the previously acquired shares for the option shares unless the previously acquired shares were obtained through the exercise of a prior incentive stock option and the exchange of the previously acquired shares constitutes a disqualifying disposition of such shares. If no gain or loss is recognized on the exchange, those shares received that are equal in number to the previously acquired shares exchanged therefor will have the same tax basis and holding period (for determining capital gain or loss) as the previously acquired shares. The additional shares received upon exercise of the option will have a zero basis and holding period (for purposes of determining capital gain or loss) beginning on the date of exercise. All shares received upon exercise of an incentive stock option are subject to the holding periods specified in subparagraph 3(a) above for purposes of determining whether a disposition of such shares constitutes a "disqualifying disposition."

     The foregoing discussion of federal income tax consequences applies to an option holder only if his income is subject to U.S. federal income tax and relates only to laws, regulations and published administrative interpretations in effect on the date of this document. Such discussion may no longer apply if changes in such laws, regulations or interpretations occur. Each employee who receives an option should discuss with his own tax advisor the anticipated tax consequences of the 1996 Plan in light of the employee's personal tax situation.

NEW PLAN BENEFITS

     The following table summarizes stock options which have been granted, or will be granted, under the 1996 Plan to the persons described below:

                                NEW PLAN BENEFITS
                        1996 INCENTIVE STOCK OPTION PLAN
Name and Position                               Number of Options Awarded (1)
-----------------                               -----------------------------
James K. Leslie, President and CEO(2)                      100,000

Christopher H. Hendy, Ph.D., Vice President                      -

All current executive officers, as a group(2)              170,000

All current directors who are not executive                      -
officers, as a group

All employees, including current officers                  129,700
who are not executive officers, as a group(3)

(1) Each option entitles the holder to purchase one share of Common Stock of the Company subject to the provisions of the 1996 Plan and any additional provisions imposed by the Board or the Committee as permitted by the 1996 Plan.

(2) On July 1, 1996, Mr. Leslie was granted options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $0.469, the average of the bid and asked prices on the date of grant. The options vest over a four year period from the date of grant and expire ten years from the date of grant, if not exercised earlier. In addition, James M. Wilkinson II, Ph.D., the Company's Vice President of Analytical Laboratory Services as of July 1, 1996 received a grant of options on July 1, 1996 to acquire 70,000 shares of the Company's Common Stock under the same terms and conditions.

(3) Options were granted to employees on February 6, 1996 and July 1, 1996 under the provisions of the 1996 Plan. Options to purchase an aggregate of 97,700 shares, granted February 6, 1996, had an exercise price of $0.4375 per share and options to purchase an aggregate of 32,000 shares, granted July 1, 1996, had an exercise prices of $0.469 per share. All options vest over a four year period from the date of grant. Options were priced at fair market value on the date of grant as determined by the average of the bid and asked prices on that date. All options expire ten years from the date of grant, if not exercised earlier. Grantees are not required to pay for the granting of options.

     The Board of Directors recommends a vote "FOR" the approval of the PharmaKinetics Laboratories, Inc. 1996 Incentive Stock Option Plan. Certain officers of the Company have a direct interest in the approval of the 1996 Plan because they have been granted options under the 1996 Plan which will not be exercisable unless the 1996 Plan is approved by holders of a majority of the shares of Common Stock of the Company voted at the meeting in person or by proxy.

                            STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy material for the Annual Meeting of Stockholders to be held in 1997 must be received in writing by the Company on or before June 5, 1997. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission.


                            REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996, as filed with the Securities and Exchange Commission is enclosed herewith. Additional copies are available to shareholders without charge on written request directed to Taryn L. Kunkel, Secretary, PharmaKinetics Laboratories, Inc., 302 West Fayette Street, Baltimore, Maryland 21201.

     Information concerning executive officers and other significant employees can be found in Part I of the Company's Annual Report on Form 10-K filed for the fiscal year ended June 30, 1996.


                               OTHER MATTERS

     Management knows of no other business to be presented for action at the Meeting, but if any other business should properly come before the Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder in their discretion.


                                       By Order of the Board of Directors,


                                       Taryn L. Kunkel
                                       Secretary

October 28, 1996

                                  EXHIBIT A

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                     OF
                        PHARMAKINETICS LABORATORIES, INC.

     PHARMAKINETICS LABORATORIES, INC., a Maryland corporation, having its principal office at 302 West Fayette Street, Baltimore, Maryland 21201 (hereinafter referred to as the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation desires to amend and restate its charter as currently in effect as hereinafter provided. The provisions set forth in these Articles of Amendment and Restatement are all the provisions of the charter of the Corporation as currently in effect.

     SECOND: The charter of the Corporation is hereby amended by striking in its entirety Articles FIRST through TWELFTH, inclusive, and by substituting in lieu thereof the following:

       FIRST: That we, the subscribers, W.D. Zander, Bernhard E. Holzapfel, and Alan G. Woodman, all of whom have a post office address of 750 Third Avenue, New York, New York 10017, and all of whom are at least eighteen years of age, intend to form a corporation under the general laws of the State of Maryland.

       SECOND: That the name of the Corporation is PHARMAKINETICS LABORATORIES, INC.

       THIRD:   The purposes for which the Corporation is formed are as
 follows:

           A. To engage in the business for profit of bioavailability testing in human volunteers with complete laboratory capabilities in microbiological and chemical assays.

           B. To engage in the business for profit of providing complete in vitro and in vivo evaluations of drug dosage forms.

           C. To engage in the business for profit of general pharmaceutical and medical research.

           D. To acquire by purchase, lease, or otherwise, and to improve, and develop real property which is deemed necessary or useful in conducting the business of the Corporation.

           E. To acquire by purchase, lease, manufacture, or otherwise any personal property which is deemed necessary or useful in conducting the business of the Corporation.

           F. To engage in all other businesses, occupations, and activities which may be conducive to achieving the above-enumerated purposes and to engage in any and all businesses, occupations, and activities in which a corporation may lawfully engage.

       FOURTH: The post office address of the principal office of the Corporation in this state is 302 West Fayette Street, Baltimore, Maryland 21201.

       FIFTH: The resident agent of the Corporation is Taryn L. Kunkel, whose post office address is 302 West Fayette Street, Baltimore, Maryland 21201, said resident agent being a citizen of the State of Maryland, and actually residing therein.

       SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is 26,500,000 shares, divided into 25,000,000 shares of Common Stock, par value 1 mill ($0.001), and 1,500,000 shares of Preferred Stock, without par value. The aggregate par value of all shares having par value is $25,000.

          The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class are as follows:

           A. Common Stock. Subject to (1) the voting rights of any series of Preferred Stock pursuant to the terms of such series and (2) the provisions of Subparagraph (C) below, each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote or approval of stockholders. Subject to the provisions of law and any preferences of Preferred Stock, dividends may be paid on the Common Stock at such time and in such amounts as the Board of Directors may from time to time determine. Upon any voluntary or involuntary liquidation or dissolution of the Corporation, after payment or provision for the payment of the debts and other liabilities of the Corporation and of the amounts to which holders of any Preferred Stock may be entitled, the holders of shares of Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

           B. Preferred Stock. The Preferred Stock may be issued, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of each series, the Board of Directors by resolution shall designate that series to distinguish it from all other series and classes of stock of the Corporation, shall specify the number of shares to be included in the series, and shall fix the terms, rights, restrictions, qualifications and limitations of the shares of the series, including any preferences, voting powers, dividend rights, liquidation rights, and redemption, sinking fund and conversion rights. Subject to the express terms of any other series of Preferred Stock outstanding at the time, and notwithstanding any other provision of the charter, the Board of Directors may increase or decrease the number of shares or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock by setting or changing in any one or more respects, from time to time before issuing the shares, the preferences, conversion or other rights, voting powers, restrictions, limitation as to dividends, qualifications, terms or conditions of redemption, or any other terms of such series of Preferred Stock.

           C. (1) From and after the date any person first becomes a Substantial Stockholder (as defined in clause (2)(f) of this Subparagraph) until such time as such person shall cease to be a Substantial Stockholder, the shares of Common Stock beneficially owned by the Substantial Stockholder shall have limited voting rights on any matter requiring their vote or consent. The voting rights shall be limited as follows:

               (a) The Substantial Stockholder (or the record owner(s) thereof) shall be entitled to one vote for each share beneficially owned by the Substantial Stockholder not in excess of 10% of the then issued and outstanding shares of Common Stock.

               (b) For all shares of Common Stock beneficially owned by the Substantial Stockholder in excess of 10% of the then issued and outstanding shares of Common Stock, the Substantial Stockholder (or the record owner(s) thereof) shall not be entitled to cast any votes in respect of such shares and such shares shall be deducted from the total number of shares of Common Stock outstanding for purposes of determining the proportion of Common Stock required to approve a matter submitted for stockholder approval or to constitute a quorum. To the extent that the Substantial Stockholder is comprised of more than one record owner, the aggregate voting power of the Substantial Stockholder (or such record owners) so limited for all shares of Common Stock beneficially owned by the Substantial Stockholder shall be allocated proportionately among such record owners. For each such record owner, this allocation shall be accomplished by multiplying the aggregate voting power of the then outstanding shares of Common Stock owned by the Substantial Stockholder by a fraction whose numerator is the number of shares of Common Stock owned of record by such record owner and whose denominator is the total number of shares of Common Stock beneficially owned by the Substantial Stockholder. A person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this subsection (1) by virtue of such shares being so beneficially owned by any of such persons.

               (2) For purposes of this Subparagraph (C), the following words have the meanings indicated:

               (a) "Affiliate," including the term "Affiliated Person," means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person, and includes all Associates of such person.

               (b) "Associate," when used to indicate a relationship with any person, means:

                    (i) Any corporation or organization (other than the Corporation or a subsidiary of the Corporation) of which such person is an officer, director, or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities;

                   (ii) Any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

                  (iii) Any relative or spouse of such person, or any relative of such spouse, who has the same home address as such person or who is a director or officer of any corporation controlling, under common control with or controlled by such person or of any of its Affiliates.

               (c) "Beneficial Owner," when used with respect to Common Stock, means a person:

                    (i) That, individually or with any of its Affiliates, beneficially owns Common Stock, directly or indirectly; or

                   (ii)  That, individually or with any of its Affiliates, has:

                         (A) The right to acquire Common Stock (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or

                         (B) The right to vote Common Stock pursuant to any agreement, arrangement, or understanding; or

                  (iii) That has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Common Stock with any other person that beneficially owns, or whose Affiliates beneficially own, directly or indirectly, such shares of Common Stock; provided, however, that for purposes of the definition of Beneficial Owner and beneficial ownership, (A) no director, officer or employee of the Corporation or any subsidiary (nor any Affiliate of any such director, officer or employee) shall solely by reason of any or all of such directors, officers or employees acting in their capacities as such (including, without limitation, communicating with a stockholder by order of the Board of Directors) be deemed, for any purposes hereof, to beneficially own any shares of Common Stock beneficially owned by any other such director, officer, employee or stockholder (or any Affiliate thereof);
     (B) in the case of any employee stock ownership or similar plan of the Corporation or of any subsidiary heretofore or hereafter adopted in which the beneficiaries thereof possess the right to vote or to direct the voting of shares of Common Stock held by such plan, no such plan, any entity organized, appointed or established by the Corporation or any subsidiary for or pursuant to any plan, nor any trustee or any member of an administrative committee or any other representative with respect thereto (nor any Affiliate of such trustee, administrative committee member or other such representative), solely by reason of such capacity of such trustee, administrative committee member or other such representative, shall be deemed, for any purposes hereof, to beneficially own any shares of Common Stock held under any such plan; (C) a person shall not be deemed a beneficial owner of stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting complying with applicable rules of the Securities and Exchange Commission or any successor administrative body, with respect to shares of which neither such person nor any Affiliate of such person is otherwise deemed the beneficial owner; and (D) a person shall not be deemed a beneficial owner of stock solely by reason of stock being tendered pursuant to a tender or exchange offer made by such person or such person's Affiliates until such tendered stock is accepted for purchase or exchange.

               (d) "Control," including the terms "Controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and the beneficial ownership of 10% or more of the votes entitled to be cast by a corporation's voting stock creates a presumption of control.

               (e) A "person" shall mean any individual, firm, partnership, corporation or other entity.

               (f) "Substantial Stockholder" shall mean any person, other than the Corporation or any subsidiary, who or which is the Beneficial Owner, directly or indirectly, of 10% or more of the outstanding shares of Common Stock (determined solely on the basis of the total number of shares so beneficially owned and without giving effect to the number or percentage of votes entitled to be cast in respect of such shares) in relation to the total number of shares of Common Stock issued and outstanding; provided, however, that such person shall not be deemed a "Substantial Stockholder" for purposes of this Subsection (C) and shall not be subject to the limitation on voting rights imposed hereby if such person becomes the Beneficial Owner of 10% or more of the outstanding shares of Common Stock, determined as provided in this clause (2)(f), as a result of an offer by such person for all shares of Common Stock which the Board of Directors of the Corporation determines, prior to the Stock Acquisition Date, to be in the best interest of the Corporation and its stockholders.

               (g) "Stock Acquisition Date" shall mean the first date of public announcement by the Corporation or any persons that such person has become the Beneficial Owner of 10% or more of the outstanding shares of Common Stock.

               (3) For purposes of computing the percentage beneficial ownership of shares of Common Stock of a person in order to determine whether such person is a Substantial Stockholder, the outstanding shares of Common Stock shall be deemed to include shares of Common Stock which may be issuable by the Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants, or options or otherwise and which are deemed owned by such person through application of the definition of Beneficial Owner but shall not include any other shares of Common Stock which may be issuable by the Corporation to others pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding shares of Common Stock shall include such shares then outstanding and shall not include any shares of Common Stock which may be issuable by the Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

               (4) The Board of Directors shall have the power to determine for the purposes of this Subparagraph (C) on the basis of information known to them (a) the number of shares of Common Stock beneficially owned by any person; (b) whether a person is an Affiliate or Associate of another; (c) whether a person has an agreement, arrangement or understanding with another; and/or (d) any other factual matter relating to the applicability or effect of this Subparagraph (C).

               (5) The Corporation shall have the right to demand that any person who it reasonably believes is a Substantial Stockholder (or holder of record of shares of stock beneficially owned by a person reasonably believed to be a Substantial Stockholder) supply the Corporation with complete information as to: (a) the record owner(s) of all shares of stock; (b) the number of, and class of, shares beneficially owned by such person and held of record by each such record owner and the number(s) of the stock certificate(s) evidencing such shares; (c) each date or dates on which such person or the record owner(s) of such shares purchased the shares; and (d) any other factual matter relating to the applicability or effect of this Subparagraph (C) as may reasonably be requested of such person, and such person shall furnish such information within 10 days after the receipt of such demand.

               (6) Any determinations made by the Board of Directors pursuant to this Subparagraph (C) in good faith on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its shareholders, including any Substantial Stockholder.

               (7) Nothing contained in this Subparagraph (C) shall be construed to relieve any Substantial Stockholder from any fiduciary obligation imposed by law.

       SEVENTH: The number of directors of the Corporation shall be three (3), which number may be increased pursuant to the by-laws of the Corporation, but shall never be less than three (3); and the names of the directors who shall act until the next annual meeting of stockholders or until their successors are duly chosen and qualified are:

                              James K. Leslie
                              Michael D. Dunn
                              Thomas F. Kearns
                              Richard P. Sullivan
                              Roger C. Thies

       EIGHTH: No holders of any class of stock of the Corporation shall have any preemptive rights to acquire additional stock in the Corporation.

       NINTH: A. Directors and officers of the Corporation shall not be liable to the Corporation or its stockholders for money damages. The purpose of this limitation of liability is to limit liability to the maximum extent that the liability of directors and officers of Maryland corporations is permitted to be limited by Maryland law. This limitation of liability shall apply to events which occurred during the term of office of any director or officer whether or not such director or officer is serving as such at the time any proceeding in which liability is asserted commences.

               B. To the maximum extent permitted by Maryland law, the Corporation shall indemnify its currently acting and its former directors against any and all liabilities and expenses incurred in connection with their services in such capacities, and shall indemnify its currently acting and its former officers to the full extent that indemnification shall be provided to directors, and may indemnify, to the same extent, persons who serve and have served, at its request, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise. The Corporation shall advance expenses to its directors and officers and the other persons referred to above to the extent permitted by Maryland law. This indemnification of directors and officers shall also apply to directors and officers who are also employees, in their capacity as employees. The Board of Directors may by By-law, resolution or agreement make further provision for indemnification of employees and agents to the extent permitted by Maryland law.

               C. References to Maryland law shall include the Maryland General Corporation Law as from time to time amended. Neither the repeal or amendment of this Article NINTH nor any other amendment to these Articles of Incorporation, shall eliminate or reduce the protection afforded to any person by the foregoing provisions of this Article NINTH with respect to any act or omission which shall have occurred prior to such repeal or amendment.

       TENTH: The Corporation reserves the right from time to time to make any amendments of its charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, or any outstanding stock but no such amendment may change the terms of any class or series of any class of outstanding stock unless such change of terms shall have been authorized by the holders of not less than two-thirds of all shares of such class or series of such class at the time outstanding.

     THIRD: Immediately before and immediately after the effective date of this amendment, the Corporation had authority to issue 26,500,000 shares of capital stock, divided into 25,000,000 shares of Common Stock, par value $0.001 per share, and 1,500,000 shares of Preferred Stock, without par value. The aggregate par value of all shares having par value is $25,000.

     FOURTH: By unanimous written consent executed by each member of the Board of Directors as of October 10, 1996, pursuant to Section 2-408(c) of the Corporations and Associations Article of the Annotated Code of Maryland, the Board of Directors of the Corporation duly advised the foregoing Articles of Amendment and Restatement, and at a duly called annual meeting of the stockholders of the Corporation on November 25, 1996, the stockholders of the Corporation duly approved said Articles of Amendment and Restatement.

     IN WITNESS WHEREOF, PHARMAKINETICS LABORATORIES, INC. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be affixed hereunder and attested by its Secretary on this ______ day of ___________________________________, 1996, and its President
acknowledges that these Articles of Amendment and Restatement are the act and deed of PHARMAKINETICS LABORATORIES, INC., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


ATTEST                                    PHARMAKINETICS LABORATORIES, INC.




__________________________                By:___________________________(SEAL)
Taryn L. Kunkel, Secretary                James K. Leslie, President

                                  EXHIBIT B

                        1996 INCENTIVE STOCK OPTION PLAN

1.  PURPOSE.

     (a) The purpose of the Plan is to provide a means by which selected key employees of PharmaKinetics Laboratories, Inc., may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons now holding key positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (b) The Company intends that the options issued under the Plan be incentive stock options as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company, if each member is a "disinterested person" as defined by and subject to the provisions of subparagraph 2(d), unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the options shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each person.

          (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (3)  To amend the Plan as provided in paragraph 10.

         (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interest of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) members of the Board, all of the members of which committee shall be "disinterested persons", as defined by and subject to the provisions of subparagraph 2(d) (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

     (d) The term "disinterested person" as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom "equity securities" (hereafter defined) may be granted or awarded pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire equity securities of the Company or any of its Affiliates, except as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as from time to time in effect. Any such person shall otherwise comply with the requirements of Rule 16b-3, as from time to time in effect. The term "equity securities" shall have the meaning set forth in Rule 16a-1 promulgated under the Exchange Act, as from time to time in effect. Any requirement that an administrator of the Plan be a "disinterested person" shall not apply in the event that administration by "disinterested persons" is no longer required by Rule 16b-3 or its successors.

3.  SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan. In addition, if options granted under the Plan are exercised in accordance with the option prior to the full vesting thereof, and shares of the stock so acquired are thereafter repurchased by the Company in accordance with the terms of such option, the stock so repurchased shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

     (c) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which options are exercisable for the first time by any optionee during any calendar year (including for purposes of this calculation stock with respect to which options become exercisable under incentive stock options granted after December 31, 1986 under all plans of the Company or any subsidiary which provide for the granting of incentive stock options) shall not exceed $100,000.

4.  ELIGIBILITY.

     (a) Options may be granted only to key employees (including officers) of the Company or its parent or subsidiaries (collectively, "Affiliates"). A director of the Company shall not be eligible for the benefits of the Plan unless such director is also a key employee (including an officer) of the Company or any Affiliates, and in such case, such person shall only be eligible in the capacity as an employee.

     (b) A director who is also an employee shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board or the Committee in the selection of a director as a person to whom options may be granted, or in the determination of the pricing and number of shares which may be covered by options and timing of exercise of options granted to a director, the Board or the Committee shall comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

     (c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates unless the option price is at least one hundred ten percent (110%) of the fair market value of such stock at the date of the grant and the term of the option does not exceed five (5) years from the date of grant.

5.  OPTION PROVISIONS.

     Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation or provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

     (a) The term of the option shall not be greater than ten (10) years from the date it was granted.

     (b) The exercise price of each option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted.

     (c) The purchase price of the stock acquired pursuant to an option shall be paid, as specified in the option, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion, either at the time of grant or exercise of the option.

     In the case of any deferred payment arrangement specified at the time of grant, an interest rate shall be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483, 1274, or 7872 of the Code.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

     (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares to which an option may be exercised.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, to give written assurance satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the issuance of the shares upon exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal securities laws.

     (g) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability, within the meaning of Section 22(e) (3) of the Code, or such person's death, in which cases the option may, but need not, provide that it may be exercised at any time no longer than (1) year following such termination of employment by such optionee or, if termination is due to death, by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (ii) the option by its terms specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (B) that, in the case of death or disability, it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

     (h) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any vested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

6.  COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.  USE  OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.  MISCELLANEOUS.

     (a) The Board or the Committee shall have the power to accelerate the time during which an option may be exercised, notwithstanding the provisions in the option stating the time during which it may be exercised.

     (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

9.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board may make appropriate adjustments in the maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding


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

options.

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, any outstanding options under the Plan shall terminate, unless another corporation assumes such options or substitutes similar options for those under the Plan or the Board determines in its sole discretion that such options shall continue in full force and effect.

10.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of the holders of a majority of the shares of Common Stock of the Company represented in person or by proxy at the meeting of stockholders at which approval is sought or by the unanimous written consent of the holders of all outstanding shares of the Company entitled to vote, within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for options under the Plan;

         (ii) Materially modify the requirements as to eligibility for participation in the Plan; or

        (iii) Materially increase the benefits accruing to participants under the Plan.

     It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or options granted under it into compliance therewith.

     (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.

11.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day preceding the tenth anniversary of the Effective Date of the Plan (hereinafter defined). No options may be granted under the Plan while the Plan is suspended or after it is terminated.


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

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

12.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as of January 31, 1996 (the "Effective Date"), but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the vote of the holders of a majority of the shares of Common Stock of the Company represented in person or by proxy at the meeting of stockholders at which such approval is sought or by the unanimous written consent of the holders of all outstanding shares of the Company entitled to vote.









































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